SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 15, 2004

(Date of Earliest Event Reported)

Valentis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction of Incorporation or Organization)	0-22987	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010

(Address of Principal Executive Offices)

(650) 697-1900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02.                      Results of Operations and Financial Condition.

On September 15, 2004, Valentis, Inc. announced results for its fourth fiscal quarter and fiscal year ended June 30, 2004.  A copy of the press release regarding this announcement is furnished as Exhibit 99.1 to this report.

ITEM 9.01.                      Financial Statements and Exhibits.

(c)                                 Exhibits.

Exhibit No.	Description

99.1	Text of Press Release, dated September 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September  15, 2004

VALENTIS, INC.

By:	/s/ JOSEPH A. MARKEY
Joseph A. Markey
Senior Director of Finance and Controller (Principal Financial and Accounting Officer)